Exhibit 10.1

Execution version

AMENDMENT NO. 2 TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of December 6, 2013 is by and among ULTA SALON, COSMETICS & FRAGRANCE, INC., a Delaware corporation (“Borrower”), ULTA INC., a Delaware corporation (“Guarantor” and collectively with Borrower, the “Obligors”), the financial institutions party hereto as lenders (“Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacities as administrative agent for Lenders (“Administrative Agent”), as collateral agent for Lenders (“Collateral Agent,”) and in its individual capacity (“Wells Fargo”). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement (defined below).

R E C I T A L S:

WHEREAS, Borrower, Lenders, Administrative Agent and Collateral Agent are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 19, 2011 (the “Loan Agreement”);

WHEREAS, Borrower has requested that Lenders agree to extend the maturity of the credit facilities and agree to certain other amendments to the Loan Agreement as set forth herein; and

WHEREAS, Lenders have agreed to such amendments upon the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Amendments to Loan Agreement. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 2 of this Amendment, the Loan Agreement shall be amended as of the date hereof as follows:

1.1 Section 1 of the Loan Agreement is amended by adding the following new defined terms thereto in their proper alphabetical order:

“Second Amendment” means the Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of December 6, 2013 entered into among Borrower, the Agents and the Lenders.

“Second Amendment Effective Date” means December 6, 2013.

1.2 Section 3.2(a) of the Loan Agreement is amended by deleting the text “0.225%” where it appears therein and inserting “0.20%” in its stead.

1.3 Section 3.2(b) of the Loan Agreement is amended by inserting the following text as a new sentence at the end thereof:

“Additionally, in consideration of the Lenders entering into the Second Amendment, Borrower agrees to pay the Administrative Agent for the account of each Lender on the Second Amendment Effective Date a closing fee for each Lender of 0.10% of their respective Commitment.”

1.4 Section 13.1(a) of the Loan Agreement is amended by deleting the text “October 19, 2016” where it appears therein and inserting “December 6, 2018” in its stead.

Section 2 Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

2.1 Agents, all Lenders, Borrower and Guarantor shall have executed this Amendment, and such fully executed agreement shall have been received by the Administrative Agent.

2.2 All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Amendment and the other documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and the Administrative Agent shall have been provided with a Secretary’s Certificate for Borrower and Guarantor, attaching copies of an incumbency certificate and the resolutions approving this Amendment and the transactions contemplated hereby.

2.3 Borrower shall have paid the closing fee due on the Second Amendment Effective Date pursuant to Section 3.2(b) (as amended by the terms of this Amendment) to the Administrative Agent for the account of each Lender.

2.4 Borrower shall have paid in full all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this Amendment.

2.5 No Default or Event of Default shall have occurred and be continuing, both before and immediately after giving effect to the execution of this Amendment.

Section 3 Representations and Warranties. In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to Lenders, upon the effectiveness of this Amendment, which representations and warranties shall survive the execution and delivery of this Amendment that:

3.1 No Event of Default has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment.

3.2 Borrower has the corporate power and authority to execute and deliver this Amendment and to carry out the terms and provisions of the Loan Agreement, as amended by this Amendment, and the execution and delivery by Borrower of this Amendment, and the performance by Borrower of its obligations hereunder have been duly authorized by all requisite corporate action by Borrower.

2

3.3 Borrower has duly executed and delivered this Amendment.

3.4 This Amendment and the Loan Agreement, as amended by this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ right generally, and by general principles of equity.

3.5 All of the representations and warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date hereof after giving effect to this Amendment and the transactions contemplated hereby.

Section 4 Miscellaneous.

4.1 Effect; Ratification.

(a) Borrower acknowledges that all of the reasonable legal expenses incurred by Administrative Agent in connection herewith shall be reimbursable under Section 9.16 of the Loan Agreement. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement or (ii) prejudice any right or rights that Agents and Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. Each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the other Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended hereby.

(b) This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as herein amended or waived are hereby ratified and confirmed and shall remain in full force and effect. Without limiting the foregoing, Guarantor hereby specifically consents to the terms of this Amendment and agrees and acknowledges that its obligations under all Financing Agreements to which it is a party shall remain in full force and effect after giving effect to this Amendment and are hereby ratified and confirmed.

4.2 Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

4.3 Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of the date first above written.

BORROWER

ULTA SALON, COSMETICS & FRAGRANCE, INC.

By:	/s/ Scott Settersten
Title:	Chief Financial Officer

GUARANTOR

ULTA INC.

By:	/s/ Robert Guttman
Title:	Senior Vice President, General Counsel and Secretary

[Amendment No. 2 to Amended and Restated Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ Jason Searle
Title:	Director

[Amendment No. 2 to Amended and Restated Loan and Security Agreement]

JP MORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Lynne Ciaccia
Title:	Authorized Officer

[Amendment No. 2 to Amended and Restated Loan and Security Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Rachel DeBeliso
Title:	Vice President

[Amendment No. 2 to Amended and Restated Loan and Security Agreement]